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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                             ---------------------------

                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                             ---------------------------

           Date of Report (date of earliest event reported):  July 6, 1998


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                          DIAMOND ENTERTAINMENT CORPORATION
                (Exact name of registrant as specified in its charter)


                            ----------------------------


       New Jersey                       000-17953                22-2748019
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer of
      incorporation)                                         Identification No.)


                                16818 Marquardt Avenue
                              Cerritos, California 90703
                       (Address of principal executive offices)

         Registrant's telephone number, including area code:  (562) 921-3999










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 Item 5.  OTHER EVENTS.

          On July 6, 1998, Diamond Entertainment Corporation announced that it has formed the subsidiary, GalaxyNet International, Ltd., for entry into the rapidly expanding field of Internet Gaming.

          The Press Release announcing the event is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          a)   Exhibits:

          Exhibit No. 99.1    Press Release of the Company, dated July 6, 1998.



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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DIAMOND ENTERTAINMENT CORPORATION
                              (Registrant)



Date: July 15, 1998           By:  /s/ James K.T. Lu
                                 --------------------------
                                   James K.T. Lu, President

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